LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Group) LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Individual) Supplement Dated DECEMBER 31, 2000 to the Prospectus
                               Dated May 1, 2000

     This supplement describes certain changes to the Prospectus for Lincoln National Variable Annuity Account A (Group and Individual). Please read this supplement and retain it with your Prospectus for reference.

     Paragraph 4 under the section titled "Investment Advisor" on page 6 of the Prospectus should be replaced in its entirety with the following:

    "A sub-advisory agreement is currently in effect between Lincoln Life and Vantage Investment Advisors, Inc. ("Vantage"), 2005 Market Street, Philadelphia, PA 19103, a Delaware corporation. Under it, Vantage may perform substantially all of the investment advisory services required by the fund. However, we remain primarily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.

     On or about January 1, 2001, the investment capabilities of Vantage will be integrated into Delaware Management Business Trust ("Delaware"). Delaware is a multi-series business trust that is registered with the SEC as an investment advisor. Like Vantage, Delaware is a wholly owned indirect subsidiary of Lincoln National Investments, Inc. and ultimately of Lincoln National Corporation. The address of Delaware is 2005 Market Street, Philadelphia, PA 19103.

     Following the integration, the fund will be sub-advised by the Vantage Investment Advisers series of Delaware. The integration is not expected to result in any changes in the investment personnel providing services to the fund. Vantage will cease to exist as a corporate entity after the integration.

     Vantage has concluded that the integration of Vantage with its affiliate, Delaware, will not result in an "assignment" of its sub-advisory agreement with Lincoln Life that would require shareholder approval under the Investment Company Act of 1940, as amended. The fund's Board of Managers approved the foregoing changes to the fund's sub-advisory arrangements on November 13, 2000."


PLEASE READ AND KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.